SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 2, 2006

FRONTIER AIRLINES, INC

(Exact name of Registrant as specified in its charter)

Colorado	0-24126	84-1256945
(State or other	(Commission	(I.R.S. Employer
Jurisdiction	File Number)	Identification No.)
of incorporation)

7001 Tower Road, Denver, CO		80249
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (720) 374-4200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                            Other Events.

On March 2, 2006, the Registrant prepared a letter in the form of Exhibit 99.1 hereto.

Item 9.01                                               Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description

Exhibit 99.1	Letter to Investors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER AIRLINES, INC.

Date: March 2, 2006	By:	/s/ David Sislowski
David Sislowski, Vice President – Administration and General Counsel